UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    June 3, 2011

XETA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Oklahoma	0-16231	73-1130045
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1814 West Tacoma, Broken Arrow, Oklahoma	74012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 918-664-8200

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As reported by XETA Technologies, Inc. (“XETA”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 31, 2011, XETA completed its merger (the “Merger”) with Hera Corporation, an Oklahoma corporation and an indirect wholly-owned subsidiary of PAETEC Holding Corp., a Delaware corporation (“PAETEC”), on May 31, 2011. XETA continued as the surviving corporation of the Merger and as an indirect wholly-owned subsidiary of PAETEC. Effective on June 3, 2011, XETA and Pyramid Communication Services, Inc., a wholly-owned subsidiary of XETA (together with XETA, the “XETA companies”), entered into agreements to guarantee certain indebtedness of PAETEC and to pledge substantially all of their assets to secure such indebtedness by first-priority liens on, and first-priority security interests in, such assets.

Effective on June 3, 2011, the XETA companies executed a Subsidiary Assumption Agreement, dated as of June 3, 2011, which was acknowledged and agreed to by Bank of America, N.A., as Administrative Agent, Collateral Agent and Pledgee, pursuant to which the XETA companies, among other things, assumed all obligations and liabilities as Guarantors, Pledgors and Assignors under the following agreements:

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a Subsidiaries Guaranty, dated as of February 28, 2007, as amended, among the Subsidiary Guarantors party thereto and the Administrative Agent thereunder, pursuant to which the XETA companies, as Guarantors, have guaranteed performance of PAETEC’s obligations as the borrower under $225 million aggregate principal amount of senior secured term loan and revolving credit facilities provided under an Amended and Restated Credit Agreement, dated as of February 28, 2007 and amended and restated as of May 31, 2011, among PAETEC, as Borrower, the Lenders party thereto, Bank of America, N.A., as Administrative Agent, Deutsche Bank Securities Inc. and Goldman Sachs Bank USA, as Co-Syndication Agents, and JPMorgan Chase Bank, N.A. and Credit Suisse Securities (USA) LLC, as Co-Documentation Agents (the “PAETEC Credit Agreement”); and

•

an Amended and Restated Pledge Agreement, amended and restated as of June 29, 2009, among PAETEC and the subsidiaries of PAETEC party thereto, as Pledgors, in favor of Bank of America, N.A. (as successor to Deutsche Bank Trust Company Americas), as Collateral Agent, and an Amended and Restated Security Agreement, amended and restated as of June 29, 2009, among PAETEC and the subsidiaries of PAETEC party thereto, as Assignors, in favor of Bank of America, N.A. (as successor to Deutsche Bank Trust Company Americas), as Collateral Agent, pursuant to which the XETA companies have pledged substantially all of their assets to secure PAETEC’s obligations under the PAETEC Credit Agreement and under PAETEC’s 8 7/8% Senior Secured Notes due 2017.

Effective on June 3, 2011, the XETA companies became parties by joinder to a First Lien Intercreditor Agreement, dated as of June 29, 2009, among PAETEC, PAETEC’s subsidiaries, as the other Grantors, Bank of America, N.A. (as successor to Deutsche Bank Trust Company Americas), as Collateral Agent for the First Lien Secured Parties referred to therein and as Authorized Representative for the Credit Agreement Secured Parties referred to therein, The Bank of New York Mellon, as the Initial Additional First Lien Authorized Representative, and each additional Authorized Representative from time to time party thereto, which defines the rights of different classes of PAETEC creditors with respect to the assets pledged by PAETEC, the XETA companies and PAETEC’s other subsidiaries to secure PAETEC’s obligations under the PAETEC Credit Agreement and under PAETEC’s 8 7/8% Senior Secured Notes due 2017.

Effective on June 3, 2011, the XETA companies entered into the following agreements with respect to PAETEC’s outstanding senior notes and senior secured notes:

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a Tenth Supplemental Indenture among the XETA companies, PAETEC and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee, to an Indenture, dated as of July 10, 2007, as supplemented, among PAETEC, the Subsidiary Guarantors parties thereto and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee, pursuant to which the XETA companies have guaranteed the obligations of PAETEC as the issuer of $300 million aggregate principal amount of 9.5% Senior Notes due 2015;

•

a Ninth Supplemental Indenture among the XETA companies, PAETEC and the Bank of New York Mellon, as Trustee, to an Indenture, dated as of June 29, 2009, as supplemented, among PAETEC, the Subsidiary Guarantors parties thereto and The Bank of New York Mellon, as Trustee, pursuant to which the XETA companies have guaranteed the obligations of PAETEC as the issuer of $650 million aggregate principal amount of outstanding 8 7/8% Senior Secured Notes due 2017; and

•

a Fourth Supplemental Indenture among the XETA companies, PAETEC and The Bank of New York Mellon Trust Company, N.A., as Trustee, pursuant to an Indenture, dated as of December 2, 2010, as supplemented, among PAETEC, the Subsidiary Guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee, pursuant to which the XETA companies have guaranteed PAETEC’s obligations under $450 million aggregate principal amount of 9 7/8% Senior Notes due 2018.

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Effective on June 3, 2011, the XETA companies became obligated as guarantors under $100 million aggregate principal amount of first-lien secured indebtedness under the term loan facility provided pursuant to the PAETEC Credit Agreement referred to in Item 1.01 of this Current Report on Form 8-K. Subject to conditions of availability under the revolving credit facility provided pursuant to the PAETEC Credit Agreement, the XETA companies may become obligated as guarantors under up to $125 million aggregate principal amount of additional first-lien secured indebtedness outstanding at any time. The PAETEC Credit Agreement contains customary events of default, including an event of default upon a change of control of PAETEC. An event of default will occur under the PAETEC Credit Agreement if PAETEC or, in some circumstances, a subsidiary guarantor fails to make any payment when due, fails to comply with affirmative or negative covenants, makes a material misrepresentation, defaults on other specified indebtedness, fails to discharge specified judgments, loses a material license or governmental approval, becomes subject to specified claims under ERISA or environmental laws, or becomes subject to specified events of bankruptcy, insolvency, reorganization or similar events. If an event of default occurs and is not cured within any applicable grace period or is not waived, the lenders would have the right to accelerate repayment of the indebtedness under the credit facilities to the extent provided in the PAETEC Credit Agreement and other credit documents and applicable law.

Pursuant to their entry into the Supplemental Indentures described in Item 1.01 of this Current Report on Form 8-K, the XETA companies became obligated under guarantees of $1,400 million principal amount of outstanding PAETEC senior notes and senior secured notes (collectively, the “Notes”). Under the indenture for each such series of Notes, the Trustee or holders of at least 25% in aggregate principal amount of the outstanding Notes of such series may declare 100% of the principal amount of, premium, if any, and accrued and unpaid interest on all such Notes to be due and payable immediately if specified events of default occur and are continuing. Events of default include, with specified exceptions and qualifications, the following events: the failure to pay the principal of any Note when due and payable at its stated maturity or upon acceleration, redemption or otherwise; the default in the payment of interest on any Note when due and payable; a default in the performance of or breaches of other provisions of the indenture or under the Notes; a default on certain other outstanding indebtedness or a failure to discharge certain judgments; certain events of bankruptcy, insolvency or reorganization relating to PAETEC or any significant subsidiary; the failure of certain subsidiary guarantees to be in full force and effect or the denial by a subsidiary guarantor of its obligations under its guarantee; and, in the case of the senior secured notes, the failure of any agreement with respect to the assets securing the Notes as collateral to be in full force and effect with respect to a material portion of such collateral, or to give the collateral agent for the benefit of the holders of the Notes the liens, rights, powers and privileges in any material portion of such collateral. Upon the occurrence of any of the foregoing events of bankruptcy, insolvency or reorganization, payment under the Notes will become immediately due and payable without any act on the part of the Trustee or any holder of the Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 6, 2011

XETA TECHNOLOGIES, INC.

By:	/s/ Mary K. O’Connell
Mary K. O’Connell
Senior Vice President

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